
                 1717 K Street, NW, Suite 707

                 Washington, DC  20006-1504

                 Telephone (202) 331-8055

                 Fax (202) 331-8190

                 TIN: 52-6220193

                 Participant I.D.: BTT027

                 TIN: 52-6127745

                 Distributions are: Reinvested
        Mr. Dave Stupar, Executive Director
        Bricklayers & Trowel Trades
        Int'l. Pension Fund
        815 Fifteenth Street, N.W.
        Washington, DC  20005
                                                Investment
Summary
                                         March  1, 1998 - March
31, 1998
                                                   Transactions
                                                      Market
Value    Units this        Total        Investment
  Date         Description        Dollar Amount        per Unit
     Transaction        Units         Balance
 03/01/96   Beginning Balance
$1,106.9025                   38,102.1840  $42,175,402.73

 03/31/96   Income of $6.2611/unit    238,563.40
 03/31/96   Reinvestment of Income    238,563.40
1,107.3363      215.4390     38,317.6230   42,430,494.88

 03/31/96   Ending Balance
$1,107.3363                   38,317.6230  $42,430,494.88

                                             Monthly Income Per
Unit

                    Ordinary Income    Capital Gains
Operating Expenses      Net Income

                     $6.5926459149      0.0000000000
(0.3314982967)       6.2611476182


                                                   Performance

    Type of Return                 1-Month    3-Month    1-Year
    3-Year     5-Year    10-Year Inception-to-Date
  Trust Time-Weighted, Gross         0.63%      2.16%    13.14%
    10.86%      8.20%      9.92%         --

  Trust Time-Weighted, Net           0.60%      2.06%    12.67%
    10.38%      7.69%      9.40%         --

  Participant Dollar-Weighted, Net   0.60%      2.06%    12.67%
    10.34%      7.67%      9.29%          9.60%

<F1>
                              Note:  Returns greater than one
year are annualized.

 All performance figures presented herein are based upon historical results and do not assure future performance.
                     Units may be worth more or less at
redemption than at original purchase.